SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 25, 2011
Date of earliest event reported

Commission File Number
I-6836

FLANIGAN’S ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Florida	59-0877638
(State or other jurisdiction	(I.R.S. Employer Identification Number)
of incorporation or organization)

5059 N.E. 18th Avenue, Fort Lauderdale, Florida 33334
(Address of principal executive office (Street and number))

(954) 377-1961
(Registrant’s telephone number, including area code)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 240.425)
□	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(b)  At the Annual Meeting of Shareholders, (the “Annual Meeting”) of Flanigan’s Enterprises, Inc., (the “Company”), held on February 25, 2011, of the 1,861,115 shares of Common Stock outstanding and entitled to vote, 1,136,389 shares were represented, constituting a 61.06% quorum.   The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1

All of the nominees of the Company’s Board of Directors (the “Board”) were elected to serve until the Company’s 2014 Annual Meeting or until their respective successors are elected and qualified, by the votes set forth in the table  below:

Director	For	Withhold Authority	Abstentions	Broker Non-Votes

August H. Bucci	1,066,031	69,056	1,302	-
Patrick J. Flanigan	1,065,031	70,075	1,321	-
Germaine Bell	1,132,565	2,522	1,302	-

The terms of office of the following Directors continued after the meeting:

James G. Flanigan, Jeffrey D. Kastner, Michael B. Flanigan, Barbara J. Kronk, Mike Roberts and Christopher O’Neil

Proposal 2

           The shareholders approved, on an advisory (non-binding) basis, the compensation of certain executive officers, by the votes set forth in the table below:

For	Against	Abstentions	Broker Non-Votes

1,051,050	82,099	3,240	-

Proposal 3

The shareholders approved, on an advisory (non-binding) basis, the holding of an advisory (non-binding) vote on executive compensation every  three years, by the votes set forth in the table below:

1 Year Frequency	2 Years Frequency	3 Years Frequency	Abstentions	Broker Non-Votes

205,088	5,506	923,055	2,740	-

Based on these results, and consistent with the Company’s recommendation, the Board has determined that the Company will hold an advisory vote on executive compensation every three years.

Subsequent to the mailing of proxy materials for our Annual Meeting, on February 8, 2011, the Securities and Exchange Commission (the “SEC”) adopted final rules pertaining to advisory votes by shareholders regarding (a) approval of executive compensation ("say-on-pay"), (b) the frequency of votes for approval of executive compensation ("say-when-on-pay"), and (c) approval of golden parachute compensation, the last of which would be applicable only in connection with a merger or sale of a registrant. See Exchange Act Release 34-63768 (the "Adopting Release"), adopting new Rule 14a-21 under the Securities Exchange Act of 1934 and amending certain other regulations.

In the Adopting Release, the SEC provided approximately two years of temporary relief to smaller reporting companies, like the Company, from compliance with the provisions of the say-on-pay and say-when-on-pay regulations (but not the advisory vote on golden parachute compensation, which was not applicable to the Company in any event).

Accordingly, as provided in the Adopting Release, we are not required to comply with the say-on-pay and say-when-on-pay regulations until our first Annual Meeting on or after January 21, 2013.   At that Annual Meeting, we currently anticipate that we would seek advisory shareholder votes regarding approval of executive compensation and the frequency of votes for approval of executive compensation, and we will subsequently disclose in Form 8-K our decision about how frequently we will conduct shareholder advisory votes on the compensation of executives.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLANIGAN’S ENTERPRISES, INC.
(Registrant)

Date March 4, 2011	By:	/s/ Jeffrey D. Kastner
Jeffrey D. Kastner
Chief Financial Officer, General Counsel & Secretary